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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) - July 29, 2004

                         Commission File Number 0-23320


                               OLYMPIC STEEL, INC.
             (Exact name of registrant as specified in its charter)

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
                    Ohio                                    34-1245650
       --------------------------------              -------------------------
       (State or other jurisdiction of                   (I.R.S. Employer
        incorporation or organization)                 Identification Number)


  5096 Richmond Road, Bedford Heights, Ohio                    44146
  -----------------------------------------          -------------------------
  (Address of principal executive offices)                   (Zip Code)
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        Registrant's telephone number, including area code (216) 292-3800

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits.

          EXHIBIT NO.

          99.1       Press release of the Company dated July 29, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

A copy of the press release issued by Olympic Steel, Inc. on Thursday, July 29, 2004, describing its results of operations for the quarter ended June 30, 2004, is attached hereto as Exhibit 99.1.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 OLYMPIC STEEL, INC.

Date: July 29, 2004                         By:  /s/  RICHARD T. MARABITO
                                                 ------------------------------
                                                 Richard T. Marabito
                                                 Chief Financial Officer
                                                 (Principal Accounting Officer)



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                                  EXHIBIT INDEX


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EXHIBIT
NUMBER            DESCRIPTION
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

99.1              Press Release dated July 29, 2004.

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